                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Alan B. Arends
                                                  Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Jack B. Evans
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Jack B. Evans
                                                  Jack B. Evans

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Joyce L. Hanes
                                                  Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Lee Liu
                                                  Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katharine C. Lyall
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Katharine C. Lyall
                                                  Katharine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                             Singleton B. McAllister
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Singleton B. McAllister
                                                  Singleton B. McAllister

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 David A. Perdue
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ David A. Perdue
                                                  David A. Perdue

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Judith D. Pyle
                                                  Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Robert W. Schlutz
                                                  Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Wayne H. Stoppelmoor
                                                  Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler
hereby constitute and appoint Erroll B. Davis, Jr., Thomas M. Walker, and Edward
M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $400,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

         I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 17th day of October, 2001.

                                                  /s/ Anthony R. Weiler
                                                  Anthony R. Weiler